Principal Exchange-Traded Funds
Supplement dated April 18, 2023
to the Statement of Additional Information dated November 1, 2022
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS
Under Other Investment Strategies and Risks, add the following language after the Inverse Floating Rate and Other Variable and Floating Rate Instruments section:
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies (including interval funds), unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as certain closed-end investment companies, do not continuously offer their shares for sale (like open-end investment companies) but instead issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. An interval fund is a type of closed-end investment company that is continuously offered at net asset value, is not listed on an exchange, and only periodically offers to repurchase a limited amount of outstanding shares from its shareholders. Investing in interval funds involves liquidity risk, and the liquidity risk is even greater in interval funds that invest in securities of companies with smaller market capitalizations, derivatives, securities with substantial market and/or credit risk, or securities that are themselves illiquid. Other types of investment companies, such as ETFs, are continuously offered at net asset value but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The fund would also continue to pay its own advisory fees and other expenses. Consequently, the fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
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